ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2012
Business Acquisition, Date Of Acquisition [Abstract]
Business Combination Disclosure [Text Block]
7.	ACQUISITIONS AND DISPOSALS

(a)	Disposal of subsidiaries to Envision

On October 23, 2012, the Company entered into the Envision Agreement with Envision pursuant to which the Company sold the Disposal Group to Envision for a total consideration of USD78,000 (equivalent to RMB486,502 as of the Date of Sale). The purchase price was fully received by the Company in 2012. The transactions contemplated by the Envision Agreement closed on November 15, 2012.

Pursuant to the terms of the Envision Agreement and the Services Agreement dated November 14, 2012, guarantees to banking institutions among the Company’s remaining subsidiaries and the Disposal Group will be maintained for a transitional period up to December 31, 2014 in order to maintain better financing terms for both parties and guarantees for certain suppliers and customers of the Disposal Group subject to a maximum cap of USD60,000 will be given by the Group. Guarantee fee amounting to USD250, as determined with reference to the guarantee fee chargeable by banks, will be charged to Envision for each quarter. The Group will also provide supportive and administrative services, including logistics, warehousing, accounting service, customer service, human resource service and IT services, to the Disposal Group. Service fee will be charged at pre-determined rates over usage and revenue generated by the Disposal Group as stipulated in the Services Agreement. For the year ended December 31, 2012, the Group has charged guarantee fee and service fee to Envision amounting to RMB779 (USD125) and RMB976 (USD157), respectively. As of December 31, 2012, the Group considered it is not probable that a claim will be made against the Group under the guarantee. Thus, no liabilities have been accrued for a loss related to the Group’s obligation under these guarantee arrangements.

The Envision Agreement also contains a non-competition clause, pursuant to which the Company and Envision agreed not to compete with each other’s business for a period of two years from closing. Additionally, the Company and Envision agreed to make reasonable efforts to maintain the operations of Envision and its acquired subsidiaries in the ordinary course consistent with past practices and to preserve its relationships with its major customers, suppliers and others having business dealings with the acquired subsidiaries. As the Group will generate significant continuing cash flows from the continuation of activities with the Disposal Group, the Disposal Group has not been reported separately as a discontinued operation in the accompanying consolidated statements of comprehensive income / (loss). For the years ended December 31, 2012, 2011 and 2010, the Disposal Group contributed approximately 28%, 33% and 35%, respectively, to the net sales of the Group.

Effects of disposal on the financial position of the Company

The following table summarizes the amounts of assets and liabilities of the Disposal Group at the Date of Sale:

Net assets disposed of:	RMB
Cash	443,765
Accounts receivable, net	159,848
Bills receivable	38,483
Amount due from the Group	61,472
Inventories	157,033
Prepaid expenses and other receivables	36,198
Property and equipment, net	7,751
Land use rights, net	19,015
Other assets	321
Accounts payable	(71,426)
Bank borrowings	(369,112)
Income taxes payable	(1,189)
Accrued expenses and other liabilities	(3,790)
Total	478,369

Satisfied by:
Cash consideration	(486,502)
Exchange reserve realized upon disposal	5,638
Transaction cost	1,937
Gain on disposal of subsidiaries	558

Net cash inflow from disposal of subsidiaries:

RMB

Cash held by Disposal Group disposed of	(443,765)
Cash consideration received	486,502
Net cash inflow from disposal of subsidiaries	42,737

Amounts due to the Group relate to transactions between the Disposal Group and the remaining subsidiaries of the Group under normal business terms, including sales and purchases of goods and services, prior to the disposal. On November 16, 2012, the Group paid the Disposal Group RMB86,000 (USD13,804). Of which, RMB61,472 (USD9,867) was to settle the amount due to Envision as of November 15, 2012 and the remaining portion is intended to be settled through amounts for future operating activities between the Group and Envision. The total amount of RMB 86,000 was primarily used by Envision as pledged deposits for facilities granted to the Group and the Disposal Group (see note 9). Management determined that the RMB86,000 payment was made in the normal course of business and not a reduction of the cash consideration received by the Group for the disposal. Accordingly, the amount has been included in the Group’s cash flows from operating activities in the consolidation statement of cash flows for the year ended December 31, 2012.

(b)	MDC Tech International Holdings Limited (“MDC”)

On January 31, 2011, the acquisition date, the Group acquired 100% of the outstanding shares of MDC and thereby obtained control of MDC and its subsidiary for a consideration of USD22,000 (equivalent to RMB145,237 as of the acquisition date). The purchase consideration would be paid over twelve months in four equal installments on or before the last business day of each of the four fiscal quarters of the Company for the year ended December 31, 2011, and was fully settled during the year. In light of the installment schedule, the Group has recorded the purchase consideration on a discounted basis, which amounted to USD21,869 (equivalent to RMB144,372 as of the acquisition date).

The principal activities of MDC and its subsidiary are the distribution of medical and healthcare equipment in the PRC, and the development of industrial applications on energy saving modules in the PRC.

The acquisition of MDC was accounted for by the Group as a purchase business combination in accordance with ASC 805, Business Combinations. The acquisition of MDC resulted in the recognition of goodwill of RMB61,509 and the recording of net identifiable assets of RMB82,863 at the date of acquisition. Recognized intangible assets relate to order backlog, customer relationships, non-compete agreements and proprietary technology which have a total weighted-average useful life of 8.9 years from the date of acquisition. Goodwill and the amortization of these intangible assets are not deductible for tax purposes.

The acquisition was expected to support the expansion of the Company’s industrial business in the PRC and the medical equipment and system sales in the PRC. Goodwill recorded in connection with the acquisition was attributed by (1) synergy to expand MDC’s operation and business on the established platform, industry knowledge and experience of the Group and the experience of the Group in providing module reference design and solutions of industrial applications on energy saving modules to customers; (2) expected future additional sales orders from new customers approachable by MDC after the acquisition, but for which MDC alone do not have sufficient resources to carry out such businesses; and (3) the expected outlook in the PRC medical and healthcare equipment and industrial application market with the PRC government stimulus package.

The purchase price allocation is as follows:

RMB
Intangible assets
– order backlog	4,305
– customer relationships	50,833
– non-compete agreements	42,911
– proprietary technology	1,188
Goodwill	61,509
Deferred tax liabilities	(16,374)

Net asset acquired	144,372

Unaudited proforma financial information

The following unaudited proforma financial information represents the combined results of operations of the Group as if the acquisition of MDC had occurred as of January 1, 2010. The unaudited proforma information is not necessarily indicative of what the Company’s consolidated results of operations actually would have been had it completed the acquisition as of January 1, 2010. In addition, the unaudited proforma financial information does not attempt to project the future results of operations of the Group.

	Year ended December 31
	2011	2010
	RMB (unaudited)	RMB (unaudited)
Net revenue	3,554,401	2,632,103
Income / (loss) from operations	(133,836)	117,266
Net income / (loss) attributable to Cogo Group, Inc.	(157,759)	110,528
Earnings / (loss) per share attributable to Cogo Group, Inc.
Basic	(4.25)	2.97
Diluted	(4.25)	2.89

(c)	Long Rise Holdings Limited (“Long Rise”)

On July 31, 2008, the Group entered into a share purchase agreement (the “Original Agreement”) to purchase 70% of the outstanding shares of Long Rise and its subsidiary, Rise Year, for a consideration of RMB60,921 payable in cash, none of which is contingent. The purchase agreement did not include a fixed payment schedule, and as a result the acquisition price was deemed to be payable on demand. The Company and the selling shareholders of Long Rise agreed that the consideration could be held back by the Company to settle any claims that might arise for contractual warranties and for any misrepresentations made to the Company. The Company paid approximately RMB3,485, RMB476 and RMB550 in 2008, 2009 and 2010, respectively. In 2010, the Company entered into a supplementary agreement as stated below and the remaining consideration payable was discharged as of December 31, 2010. Therefore, the Company did not make any payment from 2011 onwards.

The acquisition of Long Rise was accounted for by the Group as a purchase business combination in accordance with Statements of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No.141”). The acquisition of Long Rise resulted in the recognition of goodwill of RMB21,422 and recording net identifiable assets of RMB39,499 at the date of acquisition. Recognized intangible assets relate to customer relationships, non-compete agreements and proprietary technology which have a weighted-average useful life of 3.9 years from the date of acquisition. Goodwill and the amortization of these intangible assets are not deductible for tax purposes. Purchased in-process research and development of RMB4,390 was also recognized as an intangible asset and was expensed upon acquisition because technological feasibility had not been established and no future alternative uses exist.

The following table summarizes the amounts assigned to each major asset acquired and liability assumed at the date of acquisition.

RMB

Cash	8,753
Accounts receivable	16,807
Inventories	8,010
Property and equipment	17
Intangible assets
– customer relationships	10,671
– non-compete agreements	13,527
– in-process research and development	4,390
– proprietary technology	5,959
Goodwill	21,422
Bank borrowings	(9,314)
Income taxes payable	(1,584)
Accrued expenses and other liabilities	(8,506)
Deferred tax liabilities	(4,976)
Noncontrolling interests	(4,255)
Purchase price allocated	60,921

In 2010, the Company and the selling shareholders of Long Rise renegotiated certain clauses in the Original Agreement. On December 31, 2010, the Company and the selling shareholders of Long Rise signed a supplementary agreement (the “Supplementary Agreement”) in which the selling shareholders of Long Rise discharged the Group’s obligation to pay the outstanding payable for the acquisition of Long Rise of RMB54,178 and transferred the remaining 30% equity interest in Long Rise to the Group for no consideration and the Group agreed to release the selling shareholders of Long Rise from the non-compete agreements. As a result of the Supplementary Agreement, the Company recognized a net gain on settlement relating to the acquisition of Long Rise before goodwill impairment of RMB43,676 in the consolidated statement of income and comprehensive income for the year ended December 31, 2010 summarized as follows:

RMB
Adjustment to the purchase consideration	54,178
Disposal of the non-compete agreements	(2,630)
Impairment losses of customer relationships and proprietary technology	(7,872)
Net gain on settlement relating to the acquisition of Long Rise before goodwill impairment	43,676

As a result of the above arrangements, the Company compared the carrying value of the customer relationships and proprietary technology to the undiscounted cash flows expected to be generated from those assets. For those customer relationships and proprietary technology for which the carrying amount was larger than its estimated undiscounted cash flow, the Company recorded an impairment charge to the extent the carrying amounts of customer relationships and proprietary technology exceeded their respective fair values. As a result, the carrying amount of RMB7,872 of customer relationships and proprietary technology were fully impaired during the year ended December 31, 2010.

In addition, as a result of the above arrangements, management revised its future cash flow expectations for its business in the reporting unit relating to Long Rise. Since the carrying value exceeded the fair value of this reporting unit, which was determined by a discounted cash flow model, a second step of the goodwill impairment test was performed to measure the impairment loss based on any excess of the carrying value of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill was determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. Accordingly, the Company recognized an impairment loss of RMB21,422 in relation to the reporting unit relating to Long Rise during the year ended December 31, 2010. As a result, the carrying amount of the goodwill relating to Long Rise was fully impaired.